UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 13, 2018 (December 10, 2018)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment and Departure of Executive Officer

On December 10, 2018, the Board of Directors elected Jason A. Zampi Vice President and Controller of NS, effective December 16, 2018. Mr. Zampi, age 44, joined NS in 2011 and has served as Assistant Vice President Corporate Accounting since 2016. Prior thereto, he served in various capacities in Finance and Accounting from 2011 to 2016. Prior to joining NS, he served as Senior Manager at KPMG.

There was no arrangement or understanding between Mr. Zampi and any other person pursuant to which he was selected as an officer of Norfolk Southern and no family relationship between Mr. Zampi and any director or executive officer. There are no transactions between Mr. Zampi and the Corporation that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (written or otherwise) to which Mr. Zampi is a party or a participant was entered into or materially amended in connection with him becoming an executive officer, and Mr. Zampi did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Also effective December 16, 2018, Thomas E. Hurlbut will cease to serve as Vice President and Controller and will serve in a non-executive officer capacity within NS.

Norfolk Southern issued a press release on December 13, 2018, announcing this appointment. The press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated December 13, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson

Name:  Denise W. Hutson
Title:    Corporate Secretary

Date:  December 13, 2018